MINERAL CLAIM PURCHASE AGREEMENT

                                 BY AND BETWEEN

                            NORTHRIDGE VENTURES LTD.

                                      AND

                                  THOMAS MILLS

THIS MINERAL CLAIM PURCHASE AGREEMENT (this "Agreement"), dated October 8, 2010, is entered into by and between Thomas Mills, an individual having a business address at 1440-3044 Bloor Street West, Toronto, Ontario M8X 2Y8 (the "Seller") and Northridge Ventures Ltd., a company incorporated pursuant to the laws of Nevada having its principal offices at 2325 Hurontario Street, Suite 204, Oakville, Ontario L5A 4K4 (the "Purchaser").

                             W I T N E S S E T H :

WHEREAS,  the  Seller owns the Claims, as such term is defined and enumerated in
Section  1.1  hereof;

WHEREAS, the Seller wishes to sell all its right, title and interest in and to the Claims to the Purchaser for the sum of TEN THOUSAND ($10,000) dollars CAD pursuant to the terms and conditions set forth herein; and

WHEREAS, the Purchaser wishes to purchase the Claims pursuant to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the covenants, promises and representations set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, the parties agree as follows:

1.     Sale  of  the  Claim.

1.1     The  Claim.

Subject to the terms and conditions stated herein, and in exchange for the consideration set forth in Section 1.2 hereof, the Seller does hereby transfer, sell, assign, set over and quit claim unto the Purchaser, and the Purchase hereby acquires from the Seller, all of the Seller's right, title and interest in and to each and every mining claim identified below (the "Claims"):

--------------------------------------------------------------------------------
MINERAL                                                                 NATIONAL
EXPLORATION                                   NUMBER                 TOPOGRAPHIC
LICENSE                                           OF        AREA      SERIES MAP
NUMBER       LICENSEE HOLDER                  CLAIMS  (HECTARES)           SHEET
--------------------------------------------------------------------------------
018059M      Northridge Ventures Inc. (100%)      10         250          13H/05
018061M      Northridge Ventures Inc. (100%)       9         225          13H/05
--------------------------------------------------------------------------------
             TOTALS                               19         475
                                                          (1,174 acres)
================================================================================

1.2 The Purchase Price. The Purchaser hereby agrees to pay, and the Seller hereby acknowledges receipt of, the sum of TEN THOUSAND ($10,000) dollars CAD as consideration for the Claims.


1.3 Closing. The closing of the transfer of the Claims shall be at 1:00 pm on November 8, 2010.

2. Appointment. The Seller hereby appoints the Purchaser to be its attorney for the limited purpose of executing on its behalf any deed or document and perform all other lawful acts that may be required to duly transfer the Claims to the Purchaser.

3.     Representations  and  Warranties.

3.1 Each party hereto hereby agrees that the Seller makes no representation or warranties regarding the (a) value of the Claims; (b) the existence of mineral deposits in geographic areas covered by the Claims (such areas, the "Property"); (c) the safety, feasibility or legality of exploring the Claims; or
(d) the transferability of the Claims. The Seller has conducted no independent verification of its title to the Claims or rights to transfer the Claims.

3.2 Seller's Representations. As an inducement to the Purchaser to enter into this Agreement and to consummate the transactions contemplated herein, the Seller represents and warrants to the Purchaser as follows, all of which are true and complete as of the date of this Agreement:

(a) Organization of the Seller. The Seller is a corporation duly organized and validly existing and in good standing under the laws of the State of Nevada, and has all requisite power and authority to own, lease and operate its properties and to carry on its business as now being conducted.

(b) Authority. (1) The Seller has the requisite corporate power and authority to enter into and perform its obligations under this Agreement; (2) the execution and delivery of this Agreement by the Seller and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action and no further consent or authorization of the Seller or its Board of Directors or stockholders is required; and (3) this Agreement has been duly executed and delivered by the Seller and constitutes a valid and binding obligation of the Seller enforceable against the Seller in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

3.3 Purchaser's Representations. As an inducement to the Seller to enter into this Agreement and to consummate the transactions contemplated herein, the Purchaser represents and warrants to the Seller as follows, all of which are true and complete as of the date of this Agreement:

(a) Organization of the Purchaser. The Purchaser is a corporation duly organized and validly existing and in good standing under the laws of British
Columbia, and has all requisite power and authority to own, lease and operate its properties and to carry on its business as now being conducted.

(b) Authority. (1) The Purchaser has the requisite corporate power and authority to enter into and perform its obligations under this Agreement; (2) the execution and delivery of this Agreement by the Purchaser and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action and no further consent or authorization of the Purchaser or its Board of Directors or stockholders is required; and (3) this Agreement has been duly executed and delivered by the Purchaser and constitutes a valid and binding obligation of the Purchaser enforceable against the Purchaser in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

4. Indemnification of the Seller. From and after the date of this Agreement, the Purchaser shall indemnify the Seller and the Seller's successors and assigns, as well as their officers, directors, employees, agents and shareholders (collectively, the "Seller Indemnitees"), against and hold the Seller Indemnitees harmless from:

(a) any Losses based upon, resulting from, arising out of, caused by or in connection with any breach or nonperformance of any agreement or obligation of the Purchaser in this Agreement ("Loss" or "Losses" as used in this agreement means any and all losses (direct or indirect), liabilities, claims, demands, judgments, damages, fines, costs, expenses, penalties, actions, notices of violation, and notices of liability and any claims in respect thereof (including the costs of investigation, remediation, accountants and attorney's fees));

(b) any transfer taxes, Losses, fines or fees caused by, or imposed in connection with, the transfer of the Claims, including but not limited to any fees required to be paid to any federal, provincial or local agency or department in connection with transferring the ownership of the Claim;

(c) any judgments or liens which may be imposed on the Seller in connection with (i) its acquisition, ownership or transfer of the Claims, or (ii) its actions or omissions in connection with the Claims or the Property, including but not limited to judgments relating to the negligent management of the Claims or the Property;

(d) any and all obligations, pursuant to court order or otherwise, to pay the Purchaser or any third party, including but not limited to a federal, provincial or local authority, for the reclamation or remediation of any environmental or other condition on or relating to the Property arising from any exploration, mining activities or other activity or use of the Property, including any cost, liability, Loss, damage, claim, expense or contribution, including attorneys fees, arising from or related to any such condition or the reclamation or remediation thereof;

(e) any and all obligations, pursuant to court order or otherwise, to pay the Purchaser or any third party, including but not limited to a federal, provincial or local authority, for any and all personal injuries, death or disability caused by or in connection the Claim or the Property; or

(f) any Losses based upon, resulting from, arising out of, caused by or in connection with any failure of the Purchasers to comply with the provisions of this Section.

5.     Miscellaneous.

(a) Notices. All notices or other communications required or permitted hereunder shall be in writing. Any notice, request, demand, claim or other communication hereunder shall be deemed duly given (i) if by personal delivery, when so delivered; (ii) if mailed, three (3) business days after having been sent by registered or certified mail, return receipt requested, postage prepaid and addressed to the intended recipient as set forth below; or (iii) if sent through an overnight delivery service in circumstances to which such service guarantees next day delivery, the day following being so sent to the address of the intended recipient as first set forth above. Any party may change the address to which notices and other communications hereunder are to be delivered by giving the other parties notice in the manner herein set forth.

Notice Address of Seller:     Thomas Mills
                              1440-3044 Bloor Street West
                              Toronto, ON  M8X 2Y8

Notice Address of Purchaser:  Northridge Ventures Ltd.
                              2325 Hurontario Street, Suite 204
                              Oakville, Ontario  L5A 4K4

(b) GOVERNING LAW, JURISDICTION AND VENUE. THE PARTIES AGREE THAT THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE PROVINCE OF ONTARIO WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF. ALL PARTIES HERETO, TO THE FULLEST EXTENT PERMITTED BY LAW, HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY, WAIVE AND FOREVER RELINQUISH THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING
BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO THIS AGREEMENT, ANY CONDUCT, ACT OR OMISSION OF ANY OTHER PARTY HERETO. THE SELLER AND PURCHASER EACH HEREBY IRREVOCABLY CONSENT TO THE JURISDICTION OF THE STATE OR PROVINCIAL COURTS LOCATED IN THE CITY OF TORONTO FOR ALL PURPOSES IN CONNECTION WITH ANY ACTION OR PROCEEDING WHICH ARISES OUT OF OR RELATES TO THIS AGREEMENT AND AGREE THAT ANY ACTION INSTITUTED UNDER THIS AGREEMENT SHALL BE BROUGHT ONLY IN SUCH COURT

(c) Duration of Agreement. This indemnification provisions of this Agreement shall apply to any claim asserted and any Losses incurred in connection with any claim asserted on or after the effective date of this Agreement and shall continue until and terminate upon the later of: (i) 10 years after the date hereof; or (ii) the expiration of the statute of limitations applicable in any matter related to the Claims, the Property or this Agreement.

(d) Entire Agreement. This Agreement sets forth the entire agreement and understanding of the parties in respect of the transactions contemplated hereby and supersedes all prior and contemporaneous agreements, arrangements and understandings of the parties relating to the subject matter hereof.

(e) Amendments. This Agreement may be amended, modified, superseded or cancelled, and any of the terms, covenants, representations, warranties or conditions hereof may be waived, only by a written instrument executed by each party, in the case of a waiver, by the party waiving compliance.

(f) Counterparts; Interpretation. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same instrument. No ambiguity in any provision hereof shall be construed against parties by reason of the fact it was drafted by such party or its counsel. Nothing expressed or implied in this Agreement is intended, or shall be construed, to confer upon or give any person other than the parties any rights or remedies under or by reason of this Agreement.

(g) Acceptance by Fax. This Agreement shall be accepted, effective and binding, for all purposes, when the parties shall have signed and transmitted to each other, by telecopier or otherwise, copies of the signature pages hereto.

(h) Binding Effect; Benefits. This Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their respective heirs, legal representatives, successors and permitted assigns. Nothing in this Agreement, express or implied, is intended to or shall confer upon any person other than the parties hereto, and their respective heirs, legal representatives, successors and permitted assigns, any rights, remedies, obligations or liabilities under, in connection with or by reason of this Agreement.

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement on the date first set forth above.

                                   NORTHRIDGE VENTURES INC.


                                   By:  /s/ Caroline Rechia
                                        Caroline Rechia
                                        President


                                   /s/ Thomas Mills
                                   THOMAS MILLS